CAVAZOS & HIGGINS
                                       1314 TEXAS AVE., Suite 500
                                          Houston, Texas  77002
                                             713-266-9949



January 24, 2000



     Pursuant to our conversation on January 23, 2000, we, Brent Cavazos
& Ronald Higgins, Attorneys at Law, ("The Attorneys") agree to continue with our representation of Lakota Technology ("Client") in pending litigation with Kenny Vincent (Tiger Petroleum) and Pilares Oil and Gas. We, the Attorneys, are to continue with our representation in this litigation until a settlement is completed or a final verdict is rendered by a Jury or Judge in a civil trial. As consideration for these services, client agrees to tender 605,000, six hundred and five hundred thousand, shares of Lakota Technology stock to be registered on Form S-8 as soon as reasonably practicable.

               Executed this 24 day of Jan., 2000.

/s/ Brent Cavazos
Brent Cavazos

/s/ Ronald Higgins
Ronald Higgins

/s/Majed Jalali
Majed Jalali, Lakota Technologies